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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported) August 22, 1996
                                                ----------------

                        Marquette Medical Systems, Inc.
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             (Exact name of Registrant as specified in its charter)

       Wisconsin                   0-18724                   39-1046671
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    (State or other              (Commission             (I.R.S. Employer
     jurisdiction                File Number)           Identification No.)
   of incorporation)

        8200 West Tower Avenue, Milwaukee, Wisconsin         53223
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        (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (414) 355-5000
                                                  -----------------------------

                          Marquette Electronics, Inc.
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         (Former name or former address, if changed since last report.)




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ITEM 5.   OTHER EVENTS

     (a) In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Marquette Electronics, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those reflected in forward looking statements of the Company made by, or on behalf of, the Company.

     (b) On August 15, 1996, at the annual meeting of shareholders, the shareholders approved the amendment of the Registrant's Amended and Restated Articles of Incorporation to change the Registrant's name from Marquette Electronics, Inc. to Marquette Medical Systems, Inc. and to authorize 30,000,000 shares of Preferred Stock, without par value, issuable in series.

     (c) On August 15, 1996, at the annual meeting of shareholders, the shareholders approved an amendment to the Registrant's Stock Option Plan for Employees of Marquette Electronics, Inc. increasing the number of shares of Class A Common Stock issuable thereunder from 2,500,000 shares to 3,500,000 shares.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements
               None

     (b)  Proforma Financial Statements
               None

     (c)  Exhibits

     99.1 Cautionary Statement for the Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

     99.2 Articles of Amendment to the Amended and Restated Articles of Incorporation of Marquette Electronics, Inc.





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MARQUETTE MEDICAL SYSTEMS, INC.
                              (Registrant)

  August 22, 1996             By: /s/ Timothy C. Mickelson
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       (Date)                     Timothy C. Mickelson
                                  President